SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING SPECIALTY FUNDS
For the Allspring Innovation Fund (the “Fund”)

I. At a meeting held on August 17-19, 2026, the Board of Trustees of Allspring Funds Trust (the “Trust”) unanimously approved the merger of the Fund listed in the table below (the “Target Fund”) into another series of the Trust (the “Acquiring Fund”), which is also listed below (the“Merger”).

Target Fund	Acquiring Fund
Allspring Innovation Fund	Allspring Mid Cap Growth Fund

The Merger is contingent on a number of conditions, including approval by shareholders of the Target Fund at a special shareholder meeting expected to be held on December 14, 2026. The Merger is intended to be a tax-free reorganization, and it is anticipated that Target Fund shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger. Additionally, Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Merger.

The Merger, if approved by Target Fund shareholders and all conditions to closing are satisfied, is expected to occur on or about March 19, 2026. Prior to the Merger, shareholders of the Target Fund may continue to purchase and redeem shares subject to the limitations described in the Target Fund’s prospectus.

No shareholder action is necessary at this time. Additional information, including a description of the Merger and information about fees, expenses and risk factors, will be provided to Target Fund shareholders in a prospectus/proxy statement that was mailed to shareholders on or around September 30, 2026.

The prospectus/proxy statement provides information regarding the date, time and location of the shareholder meeting where the Merger will be considered. Only shareholders of record as of the close of business on September 9, 2026 will receive a prospectus/proxy statement and will be entitled to vote at the shareholder meeting or any adjournment(s) thereof.

II. The Fund is considered a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the prospectus and Statement of Additional Information (“SAI”) for the Fund are revised as follows:

Prospectus:

a. Principal Investment Strategy. In the section entitled “Fund Summary - Principal Investment Strategy” with respect to the Fund, the fourth paragraph is revised with the following:

We may also invest in equity securities of foreign issuers, including emerging market issuers, through ADRs and similar investments. In order to capture opportunities from the broadening impact of innovation, we do not limit the fund’s exposure to any single industry or sector. We may invest in any sector, and at times the Fund may emphasize one or more particular sectors. The Fund will invest at least 25% of the Fund’s assets in the technology sector.

b. Principal Investment Risks. The section entitled “Fund Summary - Principal Investment Risks” for the Fund is revised to remove the “Non-Diversification Risk”.

Statement of Additional Information:

a. Historical Fund Information. Effective immediately, the “Historical Fund Information” section is revised with the following:

The Innovation Fund, a diversified fund, commenced operations on September 18, 2000. On September 6, 2022, the Fund changed its name from Specialized Technology Fund to Discovery Innovation Fund. On August 9, 2024, the Fund changed its name from Allspring Discovery Innovation Fund to Allspring Innovation Fund.

b. Fundamental Investment Policies. The section entitled “Fundamental Investment Policies and Risks - Fundamental Investment Policies” is revised to add the following as number eight:

(8) For the Innovation Fund, purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

October 1, 2026	SUP1600 10-26